EXHIBIT 99.1

JOINT FILING AGREEMENT

Each of the undersigned, pursuant to Rule 13d-1(k)(1) under the Act, hereby agrees and acknowledges that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the Common Stock and the information required by this Schedule 13G, to which this Agreement is attached as an exhibit, is filed on behalf of them.  The undersigned further agree that any further amendments or supplements thereto shall also be filed on behalf of each of them.

Date: February 14, 2024	ADVENT INTERNATIONAL, L.P. By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
	Name:	Neil Crawford
	Title:	Vice President of Finance

Date: February 14, 2024
ADVENT INTERNATIONAL GP, LLC
/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

Date: February 14, 2024	ADVENT INTERNATIONAL GPE VIII LIMITED
PARTNERSHIP ADVENT INTERNATIONAL GPE VIII-B-1 LIMITED PARTNERSHIP ADVENT INTERNATIONAL GPE VIII-B-2 LIMITED PARTNERSHIP ADVENT INTERNATIONAL GPE VIII-B-3 LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-B LIMITED
PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-C LIMITED
PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-D LIMITED
PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-F LIMITED
PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-H LIMITED
PARTNERSHIP ADVENT INTERNATIONAL GPE VIII-I LIMITED PARTNERSHIP ADVENT INTERNATIONAL GPE VIII-J LIMITED PARTNERSHIP

By: GPE VIII GP S.A.R.L., GENERAL PARTNER
By: ADVENT INTERNATIONAL GPE VIII, LLC,

MANAGER

/s/ Justin Nuccio
Name: Justin Nuccio
Title: Manager

By: ADVENT INTERNATIONAL, L.P.,
MANAGER By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

Date: February 14, 2024	ADVENT INTERNATIONAL GPE VIII-A LIMITED
PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-E LIMITED
PARTNERSHIP
ADVENT INTERNATIONAL GPE VIII-G LIMITED
PARTNERSHIP ADVENT INTERNATIONAL GPE VIII-K LIMITED PARTNERSHIP ADVENT INTERNATIONAL GPE VIII-L LIMITED PARTNERSHIP

By: GPE VIII GP LIMITED PARTNERSHIP, GENERAL PARTNER
By: ADVENT INTERNATIONAL GPE VIII, LLC,
GENERAL PARTNER
By: ADVENT INTERNATIONAL, L.P.,
MANAGER By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

Date: February 14, 2024
ADVENT PARTNERS GPE VIII LIMITED
PARTNERSHIP
ADVENT PARTNERS GPE VIII CAYMAN LIMITED
PARTNERSHIP
ADVENT PARTNERS GPE VIII-A LIMITED
PARTNERSHIP
ADVENT PARTNERS GPE VIII-A CAYMAN
LIMITED PARTNERSHIP
ADVENT PARTNERS GPE VIII-B CAYMAN
LIMITED PARTNERSHIP

By: ADVENT GPE VIII GP LIMITED
PARTNERSHIP, GENERAL PARTNER
By: ADVENT INTERNATIONAL GPE VIII, LLC,
GENERAL PARTNER
By: ADVENT INTERNATIONAL, L.P., MANAGER
By: ADVENT INTERNATIONAL GP, LLC,
GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

Date: February 14, 2024	GPE VIII GP S.A.R.L.

By: ADVENT INTERNATIONAL GPE VIII, LLC,
MANAGER

/s/ Justin Nuccio
Name: Justin Nuccio
Title: Manager

By: ADVENT INTERNATIONAL, L.P.,
MANAGER By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

Date: February 14, 2024	GPE VIII GP LIMITED PARTNERSHIP

By: ADVENT INTERNATIONAL GPE VIII, LLC,
GENERAL PARTNER
By: ADVENT INTERNATIONAL, L.P.,
MANAGER By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

AP GPE VIII GP LIMITED PARTNERSHIP By: ADVENT INTERNATIONAL GPE VIII, LLC, GENERAL PARTNER By: ADVENT INTERNATIONAL, L.P., MANAGER By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER /s/ Neil Crawford
Name: Neil Crawford Title: Vice President of Finance

Date: February 14, 2024	ADVENT INTERNATIONAL GPE VIII, LLC

By: ADVENT INTERNATIONAL, L.P.,
MANAGER By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance